UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference, insofar as it relates to the creation of a direct financial obligation.

Item 8.01	Other Events.

On December 5, 2017, Delta Air Lines, Inc. (“Delta” or “we”) completed its public offering of $450,000,000 aggregate principal amount of its 2.600% Notes due 2020 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3ASR (File No. 333-216463) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on March 6, 2017, and a related prospectus, including a prospectus supplement, filed with the Commission.

The Notes were issued under an indenture, dated as of March 6, 2017 (the “Base Indenture”), as supplemented by that certain Second Supplemental Indenture, dated December 5, 2017 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and U.S. Bank National Association, as trustee. The Base Indenture was filed as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference. The Supplemental Indenture is filed herewith as Exhibit 4.1 and incorporated herein by reference.

The Notes are our direct, unsecured and unsubordinated obligations. The Notes rank pari passu, or equal, in right of payment, with all of our other unsubordinated indebtedness and senior in right of payment to all of our future subordinated debt. We will pay interest semi-annually in arrears for the Notes on June 4 and December 4 of each year, beginning on June 4, 2018. The Notes will mature on December 4, 2020.

The Indenture contains certain covenants that, among other things, limit our ability to incur liens securing indebtedness for borrowed money or capital leases and engage in mergers and consolidations or transfer all or substantially all of our assets, in each case subject to a number of important exceptions as specified in the Indenture. The Indenture also contains customary event of default provisions.

We may redeem the Notes at our option at any time prior to the maturity date of the Notes, in whole or in part, at the applicable redemption price, plus accrued and unpaid interest on the principal amount of the Notes to be redeemed to the date of redemption. If we experience a Change of Control (as defined in the Supplemental Indenture) and a ratings decline of the Notes by two of the Ratings Agencies (as defined in the Supplemental Indenture) to a rating below investment grade within a certain period of time following a Change of Control or public notice of the occurrence of a Change of Control, we must offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest thereon to the repurchase date.

We intend to use the net proceeds from the offering of the Notes for general corporate purposes.

The foregoing descriptions of the Notes, the Base Indenture and the Supplemental Indenture are summaries only and are qualified in their entirety by reference to the full text of such documents. The form of the Notes issued pursuant to the Indenture is filed herewith as Exhibit 4.2, and the terms and conditions thereof are incorporated by reference herein. The form of the Notes is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

In connection with the offering of the Notes, we are filing the legal opinions relating to the offering as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K, which legal opinions are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	Second Supplemental Indenture, dated as of December 5, 2017, between Delta Air Lines, Inc. and U.S. Bank National Association, as Trustee

Exhibit 4.2	Form of Delta Air Lines, Inc. 2.600% Notes due 2020 (included in Exhibit 4.1)

Exhibit 5.1	Opinion of Kilpatrick Townsend & Stockton LLP

Exhibit 5.2	Opinion of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc.

Exhibit 23.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Paul A. Jacobson
Paul A. Jacobson
Date: December 5, 2017		Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 4.1	Second Supplemental Indenture, dated as of December 5, 2017, between Delta Air Lines, Inc. and U.S. Bank National Association, as Trustee

Exhibit 4.2	Form of Delta Air Lines, Inc. 2.600% Notes due 2020 (included in Exhibit 4.1)

Exhibit 5.1	Opinion of Kilpatrick Townsend & Stockton LLP

Exhibit 5.2	Opinion of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc.

Exhibit 23.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.2)